UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2019
 _______________________________________
MARRIOTT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (301) 380-3000
_______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	MAR	Nasdaq Global Select Market Chicago Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 10, 2019, Marriott International, Inc. (“Marriott”) held its Annual Meeting of Stockholders. Marriott’s stockholders voted on the items outlined in the 2019 Proxy Statement (“Proxy Statement”), filed with the Securities and Exchange Commission on April 10, 2019, as follows:

1.	Marriott’s stockholders elected 14 director nominees named in the Proxy Statement with the following votes:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
J.W. Marriott, Jr.	2,612,827,656	102,274,343	3,965,192	366,779,000
Mary K. Bush	2,503,284,535	210,688,655	5,094,001	366,779,000
Bruce W. Duncan	2,601,119,842	109,786,522	8,160,827	366,779,000
Deborah M. Harrison	2,615,734,136	99,077,313	4,255,742	366,779,000
Frederick A. Henderson	2,620,510,968	91,515,973	7,040,250	366,779,000
Eric Hippeau	2,673,622,889	36,413,668	9,030,634	366,779,000
Lawrence W. Kellner	2,563,802,788	148,678,888	6,585,515	366,779,000
Debra L. Lee	2,595,812,504	117,384,469	5,870,218	366,779,000
Aylwin B. Lewis	2,627,745,727	82,066,166	9,255,298	366,779,000
Margaret M. McCarthy	2,600,678,030	111,240,659	7,148,502	366,779,000
George Muñoz	2,585,177,021	128,246,300	5,643,870	366,779,000
Steven S Reinemund	2,588,292,737	123,802,369	6,972,085	366,779,000
Susan C. Schwab	2,619,347,522	94,309,885	5,409,784	366,779,000
Arne M. Sorenson	2,692,715,255	22,005,778	4,346,158	366,779,000

2.	Marriott’s stockholders ratified the appointment of Ernst & Young LLP as Marriott’s independent registered public accounting firm for fiscal year 2019 with the following votes:

FOR	AGAINST	ABSTAIN
3,038,652,821	41,089,510	6,103,860

3.	Marriott’s stockholders approved the advisory resolution on the compensation of Marriott’s named executive officers with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,649,780,990	47,723,728	21,562,473	366,779,000

4.
Marriott’s stockholders did not approve proposed amendments to Marriott’s Restated Certificate of Incorporation and Bylaws to remove supermajority voting standards.  The proposed amendments are listed in Items 4(a) through 4(e) below.  Approval of each of these items required 66 and 2/3rds of the voting power of the shares outstanding.

4(a). Marriott’s stockholders did not approve amendments to remove the supermajority voting standard for the removal of directors with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,105,739,709	601,708,320	11,619,162	366,779,000

4(b). Marriott’s stockholders did not approve amendments to remove the supermajority voting standards for future amendments to the Certificate approved by Marriott stockholders with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,103,519,113	603,117,574	12,430,504	366,779,000
4(c). Marriott’s stockholders did not approve amendments to remove the requirement for a supermajority stockholder vote for future amendments to certain Bylaw provisions with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,102,314,551	605,017,001	11,735,639	366,779,000

4(d). Marriott’s stockholders did not approve the amendment to remove the requirement for a supermajority stockholder vote for certain transactions with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,101,486,154	605,257,022	12,324,015	366,779,000

4(e). Marriott’s stockholders did not approve the amendment to remove the supermajority voting standard for certain business combinations with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,103,137,728	604,283,924	11,645,539	366,779,000

5.	Marriott’s stockholders did not approve a stockholder resolution recommending that stockholders be allowed to act by written consent with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,264,315,284	1,438,108,607	16,643,300	366,779,000

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: May 15, 2019	By:	/s/ Bancroft S. Gordon
Bancroft S. Gordon
Vice President, Assistant General Counsel and Corporate Secretary

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